Exhibit 10.27

U.S. SMALL BUSINESS ADMINISTRATION

LOAN NUMBER: 7231684010	GOODMAN,SCOTT,O.	05/22/10

PAYMENT DUE DATE	INSTALLMENT AMOUNT	AMOUNT NOW DUE
01/01/09	0.00	50043.24

DATE OF LAST PAYMENT	AMOUNT OF LAST PAYMENT	AMOUNT TO PRINCIPAL	AMOUNT TO INTEREST	PRESENT PRINCIPAL BALANCE
	0.00	0.00	0.00	0.00

PAYMENT ADDRESS ONLY Small Business Administration PO Box 740192 Atlanta GA 30374-0192	DIRECT QUESTIONS AND CORRESPONDENCE TO THIS ADDRESS. DO NOT MAIL PAYMENTS TO THIS ADDRESS. Small Business Administration 801 TOM MARTIN DRIVE SUITE 120 BIRMINGHAM AL 35211 Phone: 800 736-6048

YOU MUST READ THE ENCLOSED OFFICIAL NOTICE IMMEDIATELY CONCERNING A U.S.TREASURY OFFSET ACTION FOR YOUR DELINQUENT GOVERNMENT DEBT.

The FULL PAYMENT of your delinquent debt will stop any adverse offset action, or you must immediately write to the TOP REPRESENTATIVE SBA, 801 Tom Martin Dr. Suite 120, Birmingham, AL or call 1-800-736-6048 (toll free) to arrange for an ACCEPTABLE REPAYMENT PLAN, which also will stop any adverse offset action.

NOTICE TO BORROWERS:In January, 2010, SBA will report interest paid on your SBA loan during 2009 to the IRS. A copy of IRS Form 1098 will be mailed to your address reflected on this statement.
Caution: The amount shown may not be fully deductible by you. Consult your tax advisor or go to http://www.irs.gov/ to determine deductibility.

o MAKE PAYABLE TO: SMALL BUSINESS ADMINISTRATION
o SEND YOUR PAYMENT TO THE PAYMENT ADDRESS LISTED ABOVE
o PLEASE RETURN THIS PORTION OF STATEMENT WITH YOUR PAYMENT
o PUT LOAN NUMBER ON ALL PAYMENTS TO ENSURE YOUR ACCOUNT IS CREDITED PROPERLY
o DO NOT SEND CASH
o DO NOT USE TAPE, PAPER CLIPS OR STAPLES
05/22/10

LOAN NUMBER:	PAYMENT DUE DATE	INSTALLMENT AMOUNT	AMOUNT NOW DUE	AMOUNT ENCLOSED
7231684010	01/01/09	0.00	50043.24

☐  PLEASE CHECK HERE AND COMPLETE THE BACK OF THIS FORM IF YOUR ADDRESS HAS CHANGED.
☐  PLEASE CHECK HERE IF YOUR PHONE NUMBER HAS CHANGED AND CONTACT YOUR SERVICING OFFICE LISTED ABOVE.

#BWNDPZY	PAYMENT AMOUNT
#IHJEICBECADAAG 11E8# 79 0429
ADDITIONAL PRINCIPAL AMT .
GOODMAN,SCOTT,O.
1591 WARREN ST	TOTAL AMOUNT. ENCLOSED
EAST MEADOW NY 11554-2326

7231684010 000000000050043240 4